CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT

CONSENT AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 29, 2006 (the "Third Amendment") by and among NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 70 Maxess Road, Melville, New York (the "Borrower"), each of the lenders that is a signatory thereto identified under the caption "Lenders" on the signature pages to the Credit Agreement (as defined below) (individually, a "Lender", and collectively, the "Lenders"), and CITIBANK, N.A., a national banking association, as administrative agent for the Lenders (the "Administrative Agent").

RECITALS

The Borrower, certain of the Lenders and the Administrative Agent entered into an Amended and Restated Credit Agreement dated as of September 30, 2004, as amended by a First Amendment dated as of February 28, 2005 and a Second Amendment dated as of November 21, 2005 (collectively, the "Credit Agreement"), pursuant to which certain financial accommodations were made available to the Borrower.

The Borrower has requested that the Lenders and the Administrative Agent (a) consent to the purchase of all of the shares of DT Electronics Limited, a company registered in England and Wales, through the Borrower's wholly owned Foreign Subsidiary, Nu Horizons Electronics Europe Limited pursuant to Share Purchase Agreement dated as of August 29, 2006 by and among Anthony Frere, Geoffrey Rose, David Zelkha and Others, the Borrower and Nu Horizons Electronics Europe Limited and (b) modify certain of the terms set forth in the Credit Agreement to take into account DT Electronics Limited's secured loans from Barclays Bank, plc and the Lenders and the Administrative Agent are willing to grant such consent and comply with such request to modify but only upon and subject to the following terms and conditions.

NOW THEREFORE, in consideration of the premises and mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

Section 1. Definitions. Except as otherwise defined in this Third Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4 below and all other conditions of the Agreement, the Lenders consent to the Borrower's purchase, through its wholly owned subsidiary, Nu Horizons Electronics Europe Limited, of all of the issued and outstanding stock of DT Electronics Limited, a company registered in England and Wales (the "DT Electronics Acquisition") and agree that such acquisition shall, for all purposes, be deemed a Permitted Acquisition notwithstanding clause (xi) of the definition of same provided that all other requirements of a Permitted Acquisition are complied with.

Section 3. Amendment. Subject to the satisfaction of the conditions precedent specified in Section 4 below, Section 7.1 of the Credit Agreement is hereby deleted and the following is substituted therefor:

"7.1 Indebtedness for Borrowed Money. . Incur, or permit to exist, any indebtedness for borrowed money except (i) indebtedness incurred pursuant to borrowings or other extensions of credit hereunder, (ii) purchase money indebtedness (y) secured by Liens described in Section 7.2(iv) hereof which has an annual debt service requirement of not more than $8,000,000 in the aggregate inclusive of the annual amounts expended by the Borrower for operating leases pursuant to Section 7.7 hereof and (z) incurred in connection with Nevada CapEx, as defined in Section 6.6 hereof, (iii) indebtedness existing on the date of the Second Amendment and reflected in the financial statements referred to in Section 3.1 hereof and extensions, renewals and refinancings thereof (without increase in principal amount), (iv) indebtedness incurred in the ordinary course of business exclusive of that incurred in the borrowing of money, (v) Subordinated Indebtedness, (vi) indebtedness incurred by the Foreign Subsidiaries to institutional lenders not to exceed $30,000,000 in the aggregate outstanding prior to the effective date of the DT Electronics Acquisition and $35,000,000 in the aggregate thereafter, and (vii) other indebtedness which shall not exceed in the aggregate for the Borrower and all Domestic Subsidiaries, at any time outstanding, the sum of $1,000,000."

Section 4. Conditions Precedent. The consent set forth in Section 2 hereof and the amendment to the Credit Agreement set forth in Section 3 hereof shall become effective, on the date of this Third Amendment, upon the execution and delivery of this Third Amendment by the Borrower, the Administrative Agent and each of the Lenders necessary to constitute the Required Lenders and the satisfaction of the following conditions:

(A) Certified Copies and Other Documents. The Administrative Agent shall have received certificates of an officer of the Borrower dated the date of this Third Amendment certifying (x) no changes in the certificate of incorporation or by-laws from the date of the Agreement or attaching copies of any amendments, (y) true and correct copies of resolutions adopted by the board of directors of the Borrower (1) authorizing the borrowings and the other extensions of credit from the Lenders under the Agreement as amended hereby, the execution, delivery and performance by the Borrower of this Third Amendment, and any related documents (2) approving forms in substantially execution form of this Third Amendment, and any related documents and (3) authorizing officers of the Borrower to execute and deliver this Third Amendment, and any related documents, and (z) the incumbency and specimen signatures of the officers of the Borrower executing any documents delivered to the Administrative Agent or a Lender by the Borrower in connection herewith.

(B) Approval of the Administrative Agent and Agent's Counsel. All other documents and legal matters in connection with the transactions contemplated by this Third Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel.

Section 5. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and complete on the date of this Third Amendment and as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Section 6. Governing Law; Execution in Counterparts. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Third Amendment by signing any such counterpart. This Third Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to New York conflicts of laws principles).

Section 7. Expenses, etc. The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Goetz & Mady-Grove, LLP) in connection with the negotiation, preparation, execution and delivery of this Third Amendment and the transactions contemplated hereby.

Section 8. Effective Date. This Third Amendment is dated for convenience as of August 29, 2006 and shall be effective as of such date, on the delivery of an executed counterpart to the Borrower upon satisfaction of the conditions precedent contained in Section 4 hereof.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

Borrower:

NU HORIZONS ELECTRONICS CORP.

By: Kurt Freudenberg
Kurt Freudenberg
Vice President and Treasurer

Administrative Agent:

CITIBANK, N.A., as Administrative Agent

By:________________________
Stuart N. Berman
Vice President

Documentation Agent:

BANK OF AMERICA, N.A.,
as Documentation Agent

By:________________________
Steven J. Melicharek
Senior Vice President

Syndication Agent:

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

By:________________________
Name:
Title:

Syndication Agent:

HSBC BANK USA, NATIONAL
ASSOCIATION, as Syndication Agent

By:________________________
Christopher J. Mendelsohn
First Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

Borrower:

NU HORIZONS ELECTRONICS CORP.

By:________________________
Kurt Freudenberg
Vice President/Finance and
Chief Financial Officer

Administrative Agent:

CITIBANK, N.A., as Administrative Agent

By: Stuart N. Berman
Stuart N. Berman
Vice President

Documentation Agent:

BANK OF AMERICA, N.A.,
as Documentation Agent

By:________________________
Steven J. Melicharek
Senior Vice President

Syndication Agent:

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

By:________________________
Name:
Title:

Syndication Agent:

HSBC BANK USA, NATIONAL
ASSOCIATION, as Syndication Agent

By:________________________
Christopher J. Mendelsohn
First Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

Borrower:

NU HORIZONS ELECTRONICS CORP.

By:________________________
Kurt Freudenberg
Vice President/Finance and
Chief Financial Officer

Administrative Agent:

CITIBANK, N.A., as Administrative Agent

By:________________________
Stuart N. Berman
Vice President

Documentation Agent:

BANK OF AMERICA, N.A.,
as Documentation Agent

By: Steven J. Melicharek
Steven J. Melicharek
Senior Vice President

Syndication Agent:

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

By:________________________
Name:
Title:

Syndication Agent:

HSBC BANK USA, NATIONAL ASSOCIATION, as Syndication Agent

By:________________________
Christopher J. Mendelsohn
First Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

Borrower:

NU HORIZONS ELECTRONICS CORP.

By:_________________________
Kurt Freudenberg
Vice President/Finance and
Chief Financial Officer

Administrative Agent:

CITIBANK, N.A., as Administrative Agent

By:_________________________
Stuart N. Berman
Vice President

Documentation Agent:

BANK OF AMERICA, N.A.,
as Documentation Agent

By:_________________________
Steven J. Melicharek
Senior Vice President

Syndication Agent:

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

By: [signature]
Name: Allison Masciangelo
Title: Assistant Vice President

Syndication Agent:

HSBC BANK USA, NATIONAL
ASSOCIATION, as Syndication Agent

By:_________________________
Christopher J. Mendelsohn
First Vice President

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

Borrower:

NU HORIZONS ELECTRONICS CORP.

By:_________________________
Kurt Freudenberg
Vice President/Finance and
Chief Financial Officer

Administrative Agent:

CITIBANK, N.A., as Administrative Agent

By:_________________________
Stuart N. Berman
Vice President

Documentation Agent:

BANK OF AMERICA, N.A.,
as Documentation Agent

By:_________________________
Steven J. Melicharek
Senior Vice President

Syndication Agent:

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

By:_________________________
Name:
Title:

Syndication Agent:

HSBC BANK USA, NATIONAL
ASSOCIATION, as Syndication Agent

By:_________________________
Christopher J. Mendelsohn
First Vice President

Notice Addresses:	*Lenders:*
CITIBANK, N.A. 730 Veterans Memorial Highway Hauppauge, NY 11788	CITIBANK, N.A. By: [signature] Stuart N. Berman Vice President
BANK OF AMERICA, N.A. 1185 Avenue of the Americas New York, NY 10036	BANK OF AMERICA, N.A. By:____________________ Steven J. Melicharek Senior Vice President
JPMORGAN CHASE BANK, N.A. 395 North Service Road, Floor 3 Melville, NY 11747	JPMORGAN CHASE BANK, N.A. By:____________________ Name: Title:
ISRAEL DISCOUNT BANK OF NEW YORK 511 Fifth Avenue New York, NY 10017	ISRAEL DISCOUNT BANK OF NEW YORK By:____________________ Scott Fishbein First Vice President By:____________________ Michael Paul Assistant Vice President
HSBC BANK USA, NATIONAL ASSOCIATION 534 Broad Hollow Road Melville, NY 11747	HSBC BANK USA, NATIONAL ASSOCIATION By:____________________ Christopher J. Mendelsohn First Vice President
NORTH FORK BANK 275 Broadhollow Road Melville, NY 11747	NORTH FORK BANK By:____________________ Robert J. Milas Vice President

Notice Addresses:

CITIBANK, N.A.
730 Veterans Memorial Highway
Hauppauge, NY 11788

BANK OF AMERICA, N.A.
1185 Avenue of the Americas
New York, NY 10036

JPMORGAN CHASE BANK, N.A.
395 North Service Road, Floor 3
Melville, NY 11747

ISRAEL DISCOUNT BANK OF NEW YORK
511 Fifth Avenue
New York, NY 10017

HSBC BANK USA, NATIONAL ASSOCIATION
534 Broad Hollow Road
Melville, NY 11747

NORTH FORK BANK
275 Broadhollow Road
Melville, NY 11747

Lenders:

CITIBANK, N.A.

By:____________________
Stuart N. Berman
Vice President

BANK OF AMERICA, N.A.

By: Steven J. Melicharek
Steven J. Melicharek
Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:____________________
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK

By:____________________
Scott Fishbein
First Vice President

By:____________________
Michael Paul
Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:____________________
Christopher J. Mendelsohn
First Vice President

NORTH FORK BANK

By:____________________
Robert J. Milas
Vice President

Notice Addresses:

CITIBANK, N.A.
730 Veterans Memorial Highway
Hauppauge, NY 11788

BANK OF AMERICA, N.A.
1185 Avenue of the Americas
New York, NY 10036

JPMORGAN CHASE BANK, N.A.
395 North Service Road, Floor 3
Melville, NY 11747

ISRAEL DISCOUNT BANK OF NEW YORK
511 Fifth Avenue
New York, NY 10017

HSBC BANK USA, NATIONAL ASSOCIATION
534 Broad Hollow Road
Melville, NY 11747

NORTH FORK BANK
275 Broadhollow Road
Melville, NY 11747

Lenders:

CITIBANK, N.A.

By:____________________
Stuart N. Berman
Vice President

BANK OF AMERICA, N.A.

By:____________________
Steven J. Melicharek
Senior Vice President

JPMORGAN CHASE BANK, N.A.

By: Allison Masciangelo
Name: Allison Masciangelo
Title: Assistant Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By:____________________
Scott Fishbein
First Vice President

By:____________________
Michael Paul
Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:____________________
Christopher J. Mendelsohn
First Vice President

NORTH FORK BANK

By:____________________
Robert J. Milas
Vice President

Notice Addresses:	*Lenders:*
CITIBANK, N.A. 730 Veterans Memorial Highway Hauppauge, NY 11788	CITIBANK, N.A. By:____________________ Stuart N. Berman Vice President
BANK OF AMERICA, N.A. 1185 Avenue of the Americas New York, NY 10036	BANK OF AMERICA, N.A. By:____________________ Steven J. Melicharek Senior Vice President
JPMORGAN CHASE BANK, N.A. 395 North Service Road, Floor 3 Melville, NY 11747	JPMORGAN CHASE BANK, N.A. By:____________________ Name: Title:
ISRAEL DISCOUNT BANK OF NEW YORK 511 Fifth Avenue New York, NY 10017	ISRAEL DISCOUNT BANK OF NEW YORK By:____________________ Scott Fishbein First Vice President By:____________________ Michael Paul Assistant Vice President
HSBC BANK USA, NATIONAL ASSOCIATION 534 Broad Hollow Road Melville, NY 11747	HSBC BANK USA, NATIONAL ASSOCIATION By:____________________ Christopher J. Mendelsohn First Vice President
NORTH FORK BANK 275 Broadhollow Road Melville, NY 11747	NORTH FORK BANK By:____________________ Robert J. Milas Vice President

Notice Addresses:	*Lenders:*
CITIBANK, N.A. 730 Veterans Memorial Highway Hauppauge, NY 11788	CITIBANK, N.A. By:____________________ Stuart N. Berman Vice President
BANK OF AMERICA, N.A. 1185 Avenue of the Americas New York, NY 10036	BANK OF AMERICA, N.A. By:____________________ Steven J. Melicharek Senior Vice President
JPMORGAN CHASE BANK, N.A. 395 North Service Road, Floor 3 Melville, NY 11747	JPMORGAN CHASE BANK, N.A. By:____________________ Name: Title:
ISRAEL DISCOUNT BANK OF NEW YORK 511 Fifth Avenue New York, NY 10017	ISRAEL DISCOUNT BANK OF NEW YORK By:____________________ Scott Fishbein First Vice President By:____________________ Michael Paul Assistant Vice President
HSBC BANK USA, NATIONAL ASSOCIATION 534 Broad Hollow Road Melville, NY 11747	HSBC BANK USA, NATIONAL ASSOCIATION By:____________________ Christopher J. Mendelsohn First Vice President
NORTH FORK BANK 275 Broadhollow Road Melville, NY 11747	NORTH FORK BANK By:____________________ Robert J. Milas Vice President

Notice Addresses:

CITIBANK, N.A.
730 Veterans Memorial Highway
Hauppauge, NY 11788

BANK OF AMERICA, N.A.
1185 Avenue of the Americas
New York, NY 10036

JPMORGAN CHASE BANK, N.A.
395 North Service Road, Floor 3
Melville, NY 11747

ISRAEL DISCOUNT BANK OF NEW YORK
511 Fifth Avenue
New York, NY 10017

HSBC BANK USA, NATIONAL ASSOCIATION
534 Broad Hollow Road
Melville, NY 11747

NORTH FORK BANK
275 Broadhollow Road
Melville, NY 11747

Lenders:

CITIBANK, N.A.

By:____________________
Stuart N. Berman
Vice President

BANK OF AMERICA, N.A.

By:____________________
Steven J. Melicharek
Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:____________________
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK

By:____________________
Scott Fishbein
First Vice President

By:____________________
Michael Paul
Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:____________________
Christopher J. Mendelsohn
First Vice President

NORTH FORK BANK

By:____________________
Robert J. Milas
Vice President

BANK LEUMI USA
48 South Service Road
Suite 200
Melville, NY 11747

BANK LEUMI USA

By: ____________________
Paul Tine
First Vice President

SOVEREIGN BANK
3 Huntington Quadrangle
Suite 103 South
Melville, NY 11747

SOVEREIGN BANK

By: ____________________
Christine Gerula
Senior Vice President

BANK LEUMI USA
48 South Service Road
Suite 200
Melville, NY 11747

BANK LEUMI USA

By:________________________
Paul Tine
First Vice President

SOVEREIGN BANK
3 Huntington Quadrangle
Suite 103 South
Melville, NY 11747

SOVEREIGN BANK

By: Christine Gerula
Christine Gerula
Senior Vice President

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